Exhibit 10.35
FOURTH AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE
     This FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is executed this 9th day of January, 2006, between MOR MONTPELIER LLC, FORBES BOULEVARD LLC, and DERRY COURT LLC (collectively, “Seller”) and ASSET CAPITAL PARTNERS, L.P. (“Purchaser”; and, collectively with Seller, the “Parties”).
     WHEREAS, Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated November 7, 2005 (the “Original Agreement”), as amended by (i) a First Amendment to Agreement of Purchase and Sale dated December 12, 2005 (the “First Amendment”), (ii) a Second Amendment to Agreement of Purchase and Sale dated December 14, 2005 (the “Second Amendment”), and (iii) a Third Amendment to Agreement of Purchase and Sale dated December 16, 2005 (the ‘Third Amendment”). The Original Agreement as amended by the First Amendment, Second Amendment and Third Amendment is referred to herein as the “Agreement”.
     WHEREAS, the Parties have now agreed to further amend the Agreement as described herein. All terms not otherwise defined herein shall have the meanings set forth in the Agreement.
     NOW, THEREFORE, the Parties hereby agree as follows:
     Extension of Closing Date.
     1.     Anything contained in the Agreement notwithstanding, the definition of “Closing Date” under Section 1.1(j) of the Agreement is hereby deleted in its entirety and replaced with the following: “As designated by the Purchaser upon not less than 5 business days’ prior written notice, but no later than January 31, 2006.”
     2.     Except as expressly amended by this Amendment, the Agreement is hereby ratified and affirmed in all respects. This Amendment may be executed by the parties hereby in counterpart.
     3.     This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.
     4.     This Amendment shall be interpreted and construed in accordance with the laws of the State of Maryland.
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     IN WITNESS WHEREOF, the parties to this Fourth Amendment to Agreement of Purchase and Sale have set their hands the day and year first written above.

WITNESSES:	SELLER: MOR MONTPELIER LLC
	By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

FORBES BOULEVARD LLC
By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

DERRY COURT LLC
By:	/s/ Mark Knobloch	(SEAL)
Mark D. Knobloch, President

PURCHASER: ASSET CAPITAL PARTNERS, L.P.
By:	ACC GP, LLC, its general partner

By:	Asset Capital Corporation, Inc., its Sole member

By:	/s/ Blair Fernau	(SEAL)
Blair Fernau, Chief Investment Officer